Annual Meeting of Shareholders April 25, 2018 Seamless Balance & Execution Exhibit 99.1

Safe Harbor Provision This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters); fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; changes in taxation; variations in weather; long-term global climate change; catastrophic events; numerous hazards and operating risks relating to Unitil’s electric and natural gas distribution activities; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems; publicity and reputational risks; and other risks detailed in Unitil's filings with the Securities and Exchange Commission, including those appearing under the caption "Risk Factors" in Unitil's Annual Report on Form 10-K for the year ended December 31, 2017. Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made. Except as may be required by law, Unitil undertakes no obligation to update any forward-looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Our mission is to provide energy for life—safely, reliably, cost-effectively and responsibly—to a growing number of customers with a high-performing workforce Unitil Corporation is a public utility holding company engaged in the local distribution of natural gas and electricity to residential, commercial and industrial customers throughout its service areas Attractive and diverse service areas Regulated utility operations span three different jurisdictions across the states of New Hampshire, Massachusetts and Maine, in addition to FERC 186,300 total utility customers, including 105,000 electric and 81,300 natural gas customers Additionally, provides non-regulated energy brokering and advisory services to a national client base of large commercial and industrial customers through Usource About Unitil

A Look Back Chairman of the Board, CEO & President Bob has been a leader and advisor in the energy sector for more than 30 years, serving as Unitil’s Chairman and Chief Executive Officer since 1997. He has provided strong leadership during some of the most challenging times in Company history BOB SCHOENBERGER

Timeline of Bob’s Leadership 2008 - 2013 Successful Northern Utilities integration overshadowed by financial crisis and Ice Storm 2003 - 2008 Rising costs and slowing sales present headwinds, Northern Utilities acquisition a transformative opportunity 1997 - 2003 Not only was the utility industry restructuring, but so was Unitil 2013 - 2018 Strong financial performance and accelerating growth position Unitil for sustained success

Growth By Numbers Net Income (in Millions $) Net Utility Plant (in Millions $) Shareholder Equity (in Millions $) 253% INCREASE 370% INCREASE 543% INCREASE * * * *Northern Utilities Acquisition

Market Performance Comparative 5-Year Total Returns Unitil has outperformed both the broader market and utility peers over the past five years 5-Year Total Return Unitil – 113% S&P 500 Utilities – 81% S&P 500 – 108%

Increasing Dividends and Retention Since incorporation in 1984, Unitil has continuously paid quarterly dividends On January 30, 2018, Unitil announced a $0.02 annual increase in the dividend for the fourth consecutive year to a 2018 annualized dividend level of $1.46 per share Payout ratio has declined from 88% in 2013 to 70% in 2017 Earnings Payout and Plowback ($ in millions)

TODAY WHERE WE ARE

2017 Accomplishments 6% CAGR 8% CAGR ($ in millions) Gas & Electric Sales Margin Net Income ($ in millions) Record revenues, earnings and customers served in 2017 Outstanding operational performance ensures safe and reliable service expected by customers Exceeded all service quality metrics for safety, reliability, and customer service Robust capital spending of $119.3 million Gas expansion and infrastructure replacement Electric reliability, capacity enhancement and substation investments New customer information system Successfully executed on regulatory strategy achieving an ROE of 9.7% Completed two base rate cases for Northern Utilities in Maine and New Hampshire Long-term financings completed in Q4 strengthens capital structure and investment grade quality

Exceeding Customer Expectations 90% of Unitil customers report being satisfied with their service Ranked #1 in New England for reliable service, being responsive to customer needs, and being a company customers can trust Successfully implemented state of the art Customer Information System (“CIS”) Modernized billing system and enhanced emphasis on digital communications Improved customer communication channels to provide for dynamic rate design and storm response capabilities Awarded New Hampshire Red Cross Corporate Hero Award in honor of the Company’s commitment to stronger, safer communities Customer Satisfaction CIS – Modern and Digital Communications

Operational Excellence Best in class gas emergency response and safety programs Gas emergency response time of >99% to natural gas odor calls, exceeding regulatory standards On going cast iron replacement programs leading the region at 91% modernized 2017 Northeast Gas Association Excellence in Health & Safety Award Excellent electric system reliability performance System Average Interruption Duration Index below 100 minutes for three consecutive years Continued strong performance recovering from major storms Industry-leading vegetation management programs Awarded Edison Electric Institute’s 2017 Mutual Aid Assistance award for response to Hurricane Irma Average Minutes of Interruption Experienced by Customers Minutes/Year (9)% CAGR Modernization Progress - Unitil Gas System vs. New England Peers(1) Chart reflects percentage of modern plastic and cathodically-protected steel distribution mains divided by system total mains. Peer average consists of publicly disclosed mileage information from companies operating in Massachusetts, New Hampshire and Maine 0 40 80 120 160 200 2010 2011 2012 2013 2014 2015 2016 2017

Strong Growth Gas growth investments including on-the main growth opportunities, system expansion projects, Targeted Area Buildout (TAB) program and infrastructure replacement 60% on the main penetration providing thousands of potential low cost customer conversions Installed approximately 100 miles of new distribution mains since 2013 contributing to an increase in weather normalized sales of 10% Two TAB programs currently in place targeting entire towns with the potential to add 3,000 customers Grid Modernization policy initiatives in MA and NH support new investment in the electric distribution system 10 year preliminary planned spending of $24 million in MA NH Plan under development Weather-Normalized Therm Sales(1) Excludes decoupled gas sales Grid Modernization Initiatives 10% Increase

Investment and Rate Base Growth Total capital budget of $104 million in 2018 About 45% recoverable under capital trackers Additional ~30% will be spent on growth projects that add new customers, revenue and expand system for future growth Expect to maintain future rate base growth Lower tax depreciation as a result of the Tax Cuts and Jobs Act of 2017 Future electric grid modernization initiatives in New Hampshire and Massachusetts Historical Capital Spending Growth in Rate Base ($ in millions) 7% CAGR ($ in millions) 7% CAGR $0 $30 $60 $90 $120 $150 2013 2014 2015 2016 2017 Gas Electric Other $0 $200 $400 $600 $800 $1,000 2013 2014 2015 2016 2017 Gas Electric Transmission

Constructive Regulation Consistently achieving equity returns in line with authorized returns of 9.5%-9.8% Constructive regulatory environment supporting investment and growth Significant regulatory activities including completion of two base rate cases in 2018 in addition to long-term rate plans or cost trackers established across all utility subsidiaries Return on Equity

Investment grade rating Standard & Poor’s issuer rating of BBB+ across Unitil Corporation and its subsidiaries Moody’s issuer rating of Baa2 (Unitil Corporation and Granite State) and Baa1 (Unitil Energy, Fitchburg, and Northern Utilities) Major long-term financings completed in Q4 2017 Issued $90 million of Senior Unsecured Notes through several private placement offerings in November Sold 690,000 newly issued shares of common stock raising approximately $31.7 million in December Balanced capital structure – approximately 50%/50% equity/long-term debt Well positioned to refinance higher cost long-term debt over the next few years Sinking fund retirements of $105.5 million with a weighted average interest rate of 6.6% (~26% of existing long-term debt) over the next five years Financial Strength Stockholder’s Equity Long-Term Debt

Utility Industry Update Natural Gas Foundation fuel for a clean and secure energy future Transmission projects into New England are crucial for keeping costs competitive in the country’s most oil-reliant region Aging infrastructure across New England is in need of replacement to enhance safety and reliability Unitil sees ample opportunities in its New England service areas for on-going rate base and financial growth through customer conversions and infrastructure replacement capital spending Regulation Return on equity awards around the country hover around the mid-9 percent level Non-traditional regulatory models have become more prevalent including decoupling, capital cost trackers, time-of-use, etc. Unitil’s achieved return on equity for the past several years has been in-line with authorized levels aided by its complimentary regulatory mechanisms including decoupling and capital cost trackers across all of its service areas Electric Landscape is changing dramatically with an emphasis on renewable resources such as solar and wind – renewable resources expected to triple between 2010 and 2040 Increased emphasis on reliability projects to replace and upgrade the country’s aging infrastructure along with grid modernization initiatives to integrate systems and services that allow consumers access to more information and greater control of energy decisions Unitil sees significant grid modernization investment opportunities for the foreseeable future providing for considerable rate base growth

Portland & Southern Maine Portland is the largest city north of Boston Greater Portland is responsible for more than half of the total gross state product Best Places to Live (Money Magazine) Portsmouth and Seacoast NH NH‘s fastest growing area and is a cultural hub located evenly between Boston and Portland Portsmouth has experienced hundreds of millions of dollars of new hotel, residential, and commercial investments in recent years Major industrial center in Portsmouth with over 250 large businesses Concord & Capital Region NH Stable government-driven economy and regional spending Central Massachusetts Fitchburg area is revitalizing and becoming a bedroom community for Boston commuters Service Area Highlights Some of New England’s Fastest Growing Service Areas

Key Investment Highlights Regulated local distribution utility business model Growing service areas and customer base Diversified natural gas and electric operations Dividend strength Experienced management team